ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
Supplement dated March 16, 2015,
 to the Prospectus dated April 28, 2014 and Supplemented on November 13, 2014

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

At a meeting held on December 10, 2014, the Board of Trustees of the Trust approved a name change and a change to the principal investment strategies, including the underlying funds, of the the AZL Growth Index Strategy Fund. The following changes will be effective on or about April 27, 2015.

Name to be effective on April 27, 2015	Previous Name
AZL® DFA Multi-Strategy Fund	AZL® Growth Index Strategy Fund

All references to the AZL Growth Index Strategy Fund are deleted and replaced with AZL DFA Multi-Strategy Fund.

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As a result of the changes approved to the underlying funds (described below), the Acquired Fund Fees and Expenses are expected to be higher, beginning on or about April 27, 2015. Accordingly, as a result of these changes, the Fees and Expenses of the Fund, on page 21, is expected to be as follows:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered only as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.05%
Other Expenses	0.02%
Acquired Fund Fees and Expenses(1)(2)	0.91%
Total Annual Fund Operating Expenses(2)	0.98%

(1)
Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

(2)	Acquired Fund Fees and Expenses and Total Annual Fund Operating Expenses have been restated to reflect expected current fees.

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On or about April 27, 2015, the Principal Investment Strategies of the Fund, on page 21, will be deleted and replaced in their entirety as follows:

The Fund is a fund of funds that seeks to achieve its goal by investing primarily in a combination of five underlying funds subadvised by Dimensional Fund Advisors LP (the “DFA Strategy Underlying Funds”):

•	AZL DFA Five-Year Global Fixed Income Fund

•	AZL DFA U.S. Core Equity Fund

•	AZL DFA U.S. Small Cap Fund

•	AZL DFA International Core Equity Fund

•	AZL DFA Emerging Markets Core Equity Fund

Under normal market conditions, the Manager will allocate approximately 50%-70% of the Fund’s assets to the underlying equity funds and approximately 30%-50% of the Fund’s assets to the fixed income fund. The AZL DFA Five-Year Global Fixed Income Fund is the fixed income fund; the other four DFA Underlying Funds are the equity funds.

The investment results of the DFA Strategy Underlying Funds will vary. As a result, the Manager monitors the allocations to the DFA Strategy Underlying Funds daily and periodically adjusts the allocations. The performance and income distributions of each of the DFA Strategy Underlying Funds will differ from the performance and income distributions of the underlying funds as a result of small variations in the Fund’s allocations and any cash held in its portfolio.

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As a result of the changes to the Principal Investment Strategies, beginning on or about April 27, 2015, the Principal Risks of Investing in the Fund, on page 22, also will be deleted and replaced in their entirety as follows:

The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.

As a fund of funds, the Fund is subject to allocation risk, which is the risk associated with the Manager’s decision regarding how the Fund’s assets should be allocated among the various underlying investment options. The Manager’s decisions about the allocation of the Fund’s assets could cause the Fund to underperform other funds with similar investment objectives. There also can be no guarantee that investment decisions made by the Manager will produce the desired results.

Because the Fund invests in the DFA Strategy Underlying Funds, it is also subject to the risks associated with those investments which include the following risks:

•     Market Risk  The market value of an Underlying Fund’s portfolio securities may go up or down, sometimes rapidly and unpredictably.

•     Issuer Risk  The value of a an Underlying Fund’s securities may decline for a number of reasons directly related to the issuer of the security.

•     Selection Risk  Because the Underlying Funds are actively managed, there can be no guarantee that investment decisions made for a fund by its subadviser will produce the desired results.

•     Value Stocks Risk  Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause an Underlying Fund to at times underperform equity funds that use other investment strategies.

•     Capitalization Risk  Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•     Foreign Risk  Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

•     Emerging Markets Risk  Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•     Depositary Receipt Risk  Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.

•     Currency Risk  Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to an Underlying Fund.

•     Credit Risk  The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on an Underlying Fund’s earnings.

•     Liquidity Risk  An investment that is difficult to purchase or sell may have an adverse effect on an Underlying Fund’s returns.

•     Interest Rate Risk  Debt securities held by an Underlying Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase an Underlying Fund’s exposure to risks related to rising rates.

•     Income Risk  Falling interest rates may cause an Underlying Fund’s income to decline.

•     Portfolio Turnover  One or more Underlying Funds may trade portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Underlying Fund’s performance.

•     Sovereign Debt Risk  Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•     Derivatives Risk  Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

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